UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2004
                                                         -----------------

                           Portec Rail Products, Inc.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                  0-50543                  55-0755271
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(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                     15238
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

     On November 30, 2004, Portec Rail Products, Inc. completed the acquisition of Kelsan Technologies Corp., as contemplated by the Agreement and Amalgamation of Portec Rail Products, Inc., Portec, Rail Products, Ltd., Portec, Rail Acquisition Corporation, Kelsan Technologies Corp. and 4245482 Canada, Inc. (the "Agreement").

     The preceding is qualified in its entirety by reference to the Agreement and a press release, which are attached as Exhibits 2.1 and 99.1 to this Form 8-K, respectively, and are incorporated by reference herein


Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired.

     (i) The consolidated financial information of Kelsan Technologies Corp. will be provided by Portec Rail Products, Inc. by an amendment to this Form 8-K not later than 71 days after the date that this Form 8-K must be filed.

(b)  Pro forma financial information.

     (i) The Unaudited Combined Condensed Consolidated Pro Forma Financial Data required by Article II of Regulation S-X will be provided by Portec Rail Products, Inc. by an amendment to this Form 8-K not later than 71 days after the date that this Form 8-K must be filed.

(c)  Exhibits.

     The following Exhibit is attached as part of this report:

     2.1 Agreement and Amalgamation of Portec Rail Products, Inc., Portec, Rail Products, Ltd., Portec, Rail Acquisition Corporation, Kelsan Technologies Corp. and 4245482 Canada, Inc. (incorporated by reference to Portec Rail Products, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2004).

     99.1 Portec Rail Products, Inc. press release dated November 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          PORTEC RAIL PRODUCTS, INC.



DATE: December 1, 2004                 By: /s/ John S. Cooper
                                           -------------------------------
                                           John S. Cooper
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------
     2.1       Agreement and Amalgamation of Portec Rail Products, Inc., Portec,
               Rail Products, Ltd., Portec, Rail Acquisition Corporation, Kelsan
               Technologies   Corp. and  4245482   Canada, Inc. (incorporated by
               reference to Portec Rail Products,  Inc.'s Current Report on Form
               8-K filed with the Securities and Exchange Commission on November
               3, 2004).

     99.1      Portec Rail Products, Inc. press release dated November 30, 2004.